EXHIBIT 23


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS









ASA International Ltd.
Framingham, Massachusetts



     We hereby consent to the incorporation by reference in Registration Statement No. 33-312933 of ASA International Ltd. on Form S-8 of our report dated March 6, 1999, relating to the consolidated financial statements of ASA International Ltd. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.




                                       /s/ BDO Seidman, LLP


                                       BDO Seidman, LLP










Boston, Massachusetts
March 30, 1999